Exhibit 99.2

Summary Historical Consolidated Financial and Operating Data

The following table sets forth summary historical consolidated financial and operating data for CNO Financial Group as of the dates and for the periods indicated. We have prepared the summary financial and operating data, other than statutory data, in conformity with GAAP (the “GAAP Data”). We have derived the summary GAAP Data: (i) as of and for the three years ended December 31, 2009 from the consolidated financial statements audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm (“PwC”) included elsewhere in this Offering Memorandum (the “Audited Consolidated Financial Statements”); (ii) as of and for the nine months ended September 30, 2010 and September 30, 2009 from our unaudited consolidated financial statements included elsewhere in this Offering Memorandum (the “Unaudited Consolidated Financial Statements” and, together with the Audited Consolidated Financial Statements, the “Consolidated Financial Statements”); and (iii) as of and for the twelve months ended September 30, 2010 from the Consolidated Financial Statements. We have derived the statutory data from the statements filed by our insurance subsidiaries with regulatory authorities and have prepared the statutory data in accordance with statutory accounting practices, which vary in certain respects from GAAP. The data should be read in conjunction with our Consolidated Financial Statements and related notes included elsewhere in this Offering Memorandum.

	Twelve Months Ended September 30, 2010	Nine Months Ended September 30,		Year Ended December 31,
		2010	2009	2009	2008	2007
	(amounts in millions, except ratios)
Statement of Operations Data(a)
Insurance policy income	$2,754.5	$2,007.0	$2,346.1	$3,093.6	$3,253.6	$2,895.7
Net investment income	1,329.2	1,007.4	970.9	1,292.7	1,178.8	1,369.8
Net realized investment (losses)	(35.0)	(18.0)	(43.5)	(60.5)	(262.4)	(158.0)
Total revenues	4,065.8	3,008.1	3,283.7	4,341.4	4,189.7	4,131.3
Interest expense	114.7	84.6	87.8	117.9	106.5	125.3
Total benefits and expenses	3,865.9	2,825.9	3,127.8	4,167.8	4,186.0	4,149.3
Income (loss) before income taxes and discontinued operations	199.9	182.2	155.9	173.6	3.7	(18.0)
Income tax expense	65.3	65.8	88.4	87.9	413.3	61.1
Income (loss) before discontinued operations	134.6	116.4	67.5	85.7	(409.6)	(79.1)
Discontinued operations, net of income taxes	—	—	—	—	(722.7)	(105.9)
Net income (loss)	134.6	116.4	67.5	85.7	(1,132.3)	(185.0)
Preferred stock dividends	—	—	—	—	—	14.1
Net income (loss) applicable to common stock	134.6	116.4	67.5	85.7	(1,132.3)	(199.1)
Balance Sheet Data—at Period End(a)
Total investments	$24,199.1	$24,199.1	$21,603.9	$21,530.2	$18,647.5	$21,324.5
Total assets	31,973.6	31,973.6	30,269.0	30,343.8	28,763.3	33,961.5
Corporate notes payable	1,029.8	1,029.8	1,261.9	1,037.4	1,311.5	1,167.6
Total liabilities	27,369.3	27,369.3	26,935.3	26,811.4	27,133.3	29,709.2
Shareholders’ equity	4,604.3	4,604.3	3,333.7	3,532.4	1,630.0	4,252.3
Statutory Data—at Period End(b)
Statutory capital and surplus	$1,443.1	$1,443.1	$1,285.1	$1,410.7	$1,311.5	$1,336.2
AVR	78.6	78.6	23.1	28.2	55.0	161.3
Total statutory capital and surplus and AVR	1,521.7	1,521.7	1,308.2	1,438.9	1,366.5	1,497.5
Other data
Adjusted EBITDA(c)	340.1	278.0	276.5	338.6	92.0	110.2
Credit Statistics
Total Adjusted Debt to Adjusted EBITDA(d)	2.99x
Adjusted EBITDA to interest expense on corporate debt(e)	4.13x
Adjusted Debt to total capital, excluding accumulated other comprehensive income (loss)(f)	20.6%
Aggregate Consolidated RBC ratio(g)	320%

(a)	Our financial condition and results of operations have been significantly affected during the 2008 and 2007 periods presented by our discontinued operations. Please refer to the notes to the Audited Consolidated Financial Statements included in this Offering Memorandum.
(b)	We have derived the statutory data from statements filed by our insurance subsidiaries with regulatory authorities which are prepared in accordance with statutory accounting principles, which vary in certain respects from GAAP, and include amounts related to our discontinued operations in the year ended December 31, 2007.
(c)	EBITDA is a non-GAAP measurement that consists of net income (loss) applicable to common stock plus interest expense on corporate debt, income tax expense, and deprecation and amortization. EBITDA is not a recognized term under GAAP and does not purport to be an alternative to net earnings as a measure of operating performance or to cash flows from our operations as a measure of liquidity. Additionally, EBITDA is not intended to be a measure of free cash flow available for management’s discretionary use, as it does not consider certain cash requirements such as interest payments, tax payments and debt service requirements. Our presentation of EBITDA has limitations as an analytical tool, and you should not consider it in isolation or as a substitute for analysis of our results as reported under GAAP. Management uses EBITDA to measure and evaluate the operating results of the Company before interest and taxes and certain non-cash items. Adjusted EBITDA is a non-GAAP measurement that consists of EBITDA plus non-cash compensation expense; the impact of changes on unrealized losses (gains) on assets and liabilities to which fair market value is applied; the loss from extinguishment of debt; costs related to operational initiatives and consolidation activities; and the loss (income) from discontinued operations. In addition, for the purpose of calculating Adjusted EBITDA, we only include income from the variable interest entities to the extent it was received in cash. The following table reconciles net income (loss) applicable to common stock to EBITDA and Adjusted EBITDA:

	Twelve months ended September 30, 2010	Nine months ended September 30,		Year ended December 31,
		2010	2009	2009	2008	2007
	(amounts in millions)
Net income (loss) applicable to common stock	$134.6	$116.4	$67.5	$85.7	$(1,132.3)	$(199.1)
Preferred stock dividends	—	—	—	—	—	14.1
Interest expense on corporate debt(1)	82.4	59.3	61.6	84.7	67.9	80.3
Income tax expense	65.3	65.8	88.4	87.9	413.3	61.1
Depreciation and amortization(2)	26.6	19.5	20.1	27.2	25.9	27.3

EBITDA	308.9	261.0	237.6	285.5	(625.2)	(16.3)
Adjustments:
Non-cash compensation expense(3)	11.3	8.9	6.6	9.2	7.4	14.5
Unrealized gains (losses) on assets and liabilities to which fair market value accounting is applied(4)	4.3	4.3	7.0	7.1	(9.5)	1.5
Loss from extinguishment of debt(5)	15.5	2.7	9.5	22.2	(21.2)	—
Costs related to operational initiatives and consolidation activities(6)	—	—	—	—	9.6	11.0
Discontinued operations(7)	—	—	—	—	722.7	105.9
Income (loss) for variable interest entities(8), net of cash received	0.1	1.1	15.8	14.6	8.2	(6.4)

Adjusted EBITDA	$340.1	$278.0	$276.5	$338.6	$92.0	$110.2

(1)	This amount includes interest expense and the amortization of discount and issuance costs related to our corporate debt. This amount excludes interest expense related to investment borrowing transactions of our insurance subsidiaries and borrowings related to variable interest entities. Please refer to the notes to the Unaudited Consolidated Financial Statements entitled “Investment Borrowings” and “Investments in Variable Interest Entities” for additional information regarding excluded amounts.
(2)	This amount includes depreciation and amortization expense on buildings, leasehold improvements, furniture and fixtures, equipment and software. This amount excludes amortization expense related to the present value of future profits and deferred acquisition costs.
(3)	This amount includes non-cash compensation expense for grants of restricted stock, performance shares and stock options to officers, directors and employees of the Company.
(4)	We apply fair value accounting to our investment in Company-owned life insurance policies, which were purchased as an investment vehicle to fund our agent deferred compensation plan. This amount includes the change in unrealized gains (losses) as a result of the application of fair value accounting.
(5)	This amount includes the (gain) loss we realized upon extinguishing or modifying corporate debt.
(6)	This amount includes lease termination, severance, relocation expense and asset impairment costs related to initiatives we have taken to optimize the efficiency of our operations. Such amount includes costs related to the decision to abandon certain software that will not be used consistent with our current business plan and costs related to other operational initiatives and consolidation activities.
(7)

On November 12, 2008, we completed the transfer of the stock of Senior Health Insurance Company of Pennsylvania (“Senior Health”) to Senior Health Care Oversight Trust, an independent trust for the exclusive benefit of Senior Health’s long-term care policyholders. As a result, Senior Health’s long-term care business is presented as a discontinued operation in our consolidated statement of operations. This adjustment includes the loss related to the discontinued operations.

(8)	The Company has investments in variable interest entities required to be consolidated in accordance with GAAP. The assets held by these entities are legally isolated and are not available to the Company. Accordingly, for the purpose of calculating adjusted EBITDA, we only include income from these entities to the extent it was received in cash.
(d)	Total Adjusted Debt to Adjusted EBITDA (a non-GAAP measure) is calculated by dividing: (i) the aggregate outstanding principal amount of corporate debt as of September 30, 2010, as adjusted to reflect the refinancing transactions described in this Offering Memorandum and summarized under “—Capitalization”; by (ii) Adjusted EBITDA.
(e)	Adjusted EBITDA to interest expense on corporate debt (a non-GAAP measure) is calculated by dividing (i) Adjusted EBITDA by (ii) interest expense on corporate debt for the 12 month period ended September 30, 2010.
(f)	Adjusted debt to total capital (a non-GAAP measure) is calculated by dividing: (i) the aggregate principal amount outstanding of our corporate debt as of September 30, 2010, as adjusted to reflect the refinancing transactions described in this Offering Memorandum and summarized under “—Capitalization”; by (ii) total capital, as adjusted to reflect the refinancing transactions and excluding accumulated other comprehensive income (loss).
(g)	Our New Senior Secured Credit Agreement will require that we maintain an Aggregate consolidated RBC ratio (calculated as the consolidated RBC ratio of our insurance company subsidiaries quarterly by dividing our consolidated TAC (the sum of the TAC of Washington National, Conseco Life, Conseco Life of Texas, Bankers Life, Colonial Penn and Bankers Conseco Life minus the equity in the TAC of Bankers Life, Colonial Penn and Bankers Conseco Life (the subsidiaries of Conseco Life of Texas) included in the TAC of Conseco Life of Texas) by our consolidated RBC (the RBC calculated for all of our insurance company subsidiaries based on an aggregation of our insurance company subsidiaries’ data on a pro forma basis, as if they were one entity) in excess of 225% for 2011 and 250% thereafter. See “Risk Factors—The New Senior Secured Credit Agreement will contain various restrictive covenants and required financial ratios that will limit our operating flexibility. The violation of one or more loan covenant requirements will entitle our lenders to declare all outstanding amounts under the New Senior Secured Credit Agreement to be due and payable”.

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